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                                                                    EXHIBIT 23.1
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                        Consent of Independent Auditors

We consent to the references to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 28, 1997, in the Registration Statement (Form S1) and related Prospectus of TVX Inc. dated January 31, 1997.



                                               ERNST & YOUNG LLP


Denver, Colorado
January 31, 1997